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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  FORM 8-K/A
                                CURRENT REPORT





Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   July 16, 1996




                              INSO CORPORATION
           (Exact name of registrant as specified in its charter)






DELAWARE                                    0-23384              04-3216243
(State or other jurisdiction of        (Commission File       (I.R.S. Employer
incorporation or organization)              Number)          Identification No.)




31 ST. JAMES AVENUE,                                                02116-4101
BOSTON, MASSACHUSETTS                                               (Zip code)
(Address of principal executive offices)



(617) 753-6500
(Registrant's telephone number, including area code)





                                     N/A

        (Former name or former address, if changed since last report)



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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (a) Financial Statements of Business Acquired.

              Financial statements of the business acquired are filed as Exhibit
              99.1 hereto.

          (b) Pro Forma Financial Information

              Pro Forma financial information is filed as Exhibit 99.2 hereto.

          (c) Exhibits

              2.1 Merger Agreement dated July 1, 1996, by and among INSO Corporation, CIP Acquisition Corporation, and Electronic Book Technologies, Inc. (previously filed).

              20.1 Press release, dated July 1, 1996 (previously filed)

              23.1 Consent of Independent Auditors (filed herewith)

              99.1 Financial Statements of Business Acquired (filed herewith)

              99.2 Pro Forma Financial Information (filed herewith)



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 17th day of September 1996.



                                      INSO Corporation

                                      By /s/ Bruce G. Hill
                                      --------------------
                                      Bruce G. Hill
                                      Vice President, General Counsel and
                                      Secretary


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                                EXHIBIT INDEX


Exhibit
No.                 Exhibit Description
- ---                 -------------------

2.1 Merger Agreement dated July 1, 1996, by and among INSO Corporation, CIP Acquisition Corporation, and Electronic Book Technologies, Inc. (previously filed).

20.1                Press release, dated July 1, 1996 (previously filed)

23.1                Consent of Independent Auditors (filed herewith)

99.1                Financial Statements of Business Acquired (filed herewith)

99.2                Pro Forma Financial Information (filed herewith)